PRESS RELEASE (497 - Solicitation)

BOULDER GROWTH & INCOME FUND, INC. URGES STOCKHOLDERS TO PARTICIPATE IN PENDING RIGHTS OFFERING

Boulder, Colo. - (BUSINESS WIRE) - June 17, 2008 - The Boulder Growth & Income Fund, Inc. (NYSE: BIF) urged stockholders today that they should consider participating in the Fund's recently announced rights offering, as it may offer stockholders the opportunity to purchase shares of the Fund at less than the current market price per share. As of Friday, June 13, 2008, stockholders would pay $7.79 per share based on the most recently calculated net asset value; the closing market price of $8.11 per share on June 16, 2008 represents a premium of 4.1% to the Fund's most recently calculated net asset value.

The Fund distributed non-transferable rights to its stockholders in May, and the expiration date and pricing date of the offering is Friday, June 20, 2008, at 5:00 pm New York time, unless extended. The actual subscription price will be equal to the net asset value per share as calculated at the close of trading on the date of expiration of the rights offering. There can be no guarantee that the market closing price per share on the expiration date of the offering will exceed the subscription price per share.

Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an over-subscription privilege. Any additional shares a stockholder receives will come from the combined pool of shares left by those stockholders who do not exercise their rights and the shares available in the over-allotment (if any). Accordingly, the number of shares stockholders might receive above their original allotment cannot be known at this time. To exercise rights in the rights offering, stockholders should contact their financial advisor, custodian or trust officer with instructions prior to expiration.

This press release contains a summary of certain terms of the offering, and stockholders are urged to read the prospectus. Persons seeking further information regarding the Fund's rights offering, or interested in obtaining a prospectus, should contact their broker or nominee, or contact the Fund's Information Agent, Morrow & Co., Inc., at 1-800-607-0088. The prospectus for the offering is also available through the Fund's website: www.boulderfunds.net.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND CAN BE OBTAINED AS SET FORTH ABOVE. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


Contact:
Boulder Investment Advisers, LLC
Nicole Murphey, (303) 449-0426

EMAIL (497 - Solicitation)

Dear BOULDER GROWTH & INCOME FUND stockholder:

The Fund's pending Rights Offering may offer you an opportunity to purchase shares of the Fund at less than the current market price per share. You should consider the following information:

If the Rights Offering expired today, you would pay $7.79/share (based on the most recently calculated net asset value as of 6/13/08). The most recent closing market price was $8.11, which represents a premium of 4.1% to the Fund's net asset value per share. The calculation of the premium is based on the market closing price per share as of 6/16/08 and the most recently calculated net asset value per share of $7.79 as of 6/13/08. The actual subscription price will be equal to the net asset value per share as calculated at the close of trading on the date of expiration of the rights offering. There can be no guarantee that the market closing price per share on the expiration date of the offering will exceed the subscription price per share.

Stockholders that choose to participate in the offering have the right to oversubscribe for as many additional shares as they want, but any extra shares received come from the combined pool of shares left by those stockholders who don't subscribe as well as the shares available from the over-allotment.
Accordingly, the number of shares you might receive above your original allotment cannot be known at this time.

The prospectus for this offering was mailed to you in May, 2008. This notice contains a summary of certain terms of the offering, and you are urged to read the prospectus, which you can also reach by clicking this link: 2008 Rights Offering Prospectus & Statement of Additional Information. Please consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing or sending money

To exercise your Rights, contact your financial advisor, custodian or trust officer with instructions prior to expiration, 5:00 p.m. New York time on June 20, 2008, unless extended. Rights may not be exercised after the expiration date. For more information, call the Information Agent at 800.607.0088.

Please do not REPLY to this e-mail.

You are receiving this electronic communications as part of the BOULDER GROWTH & INCOME FUND electronic communications service. If you prefer not to receive this electronic communication, you will need to unenroll. Please note, by unenrolling, you will no longer receive your electronic communications, but will receive statements, shareholder reports, and other informational statements and/or newsletters by U.S. mail. To unenroll, please visit our UNSUBSCRIBE link http://www.boulderfunds.net/cgi-local/unsubscribe.cgi

Privacy Statement:  http://www.boulderfunds.net/Privacy.htm

Fund Administrative Services, LLC is the administrator for the Boulder Total Return Fund, Inc. and the Boulder Growth & Income Fund, Inc. and serves as the administrator for First Financial Fund, Inc. (to go directly to the website for this fund, CLICK HERE www.firstfinancialfund.com) and The Denali Fund Inc. (to go directly to the website for this fund, CLICK HERE www.thedenalifund.com).

--------------------------

To contact us by mail:
2344 Spruce Street, Ste. A
Boulder, CO 80302

Boulder Funds is a service mark registered with the U.S. Patent and Trademark Office by Fund Administrative Services, L.L.C. Serial Number 78-966,060. (C)2008 Fund Administrative Services, L.L.C. All Rights Reserved.